-------------------------------
                        Semiannual Report June 30, 1999
                        -------------------------------


                                  Government
                              Securities Portfolio
                     A Series of Panorama Series Fund, Inc.




                                     [logo]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

--------------------------------------------------------------------------------
Panorama Series Fund, Inc.--Government Securities Portfolio
--------------------------------------------------------------------------------

================================================================================
Objective
Panorama Series Fund, Inc.--Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. government securities and U.S. government-related securities.

================================================================================
Narrative by David Negri and John Kowalik, Portfolio Managers
The Government Securities Portfolio provided a cumulative total return of -2.67% for the six-month period that ended June 30, 1999.(1) Although the Portfolio faced a generally unfavorable investment environment for U.S. government securities,we believe that we limited volatility by taking the portfolio management steps described below.
         Both our management strategy and the Portfolio's performance should first be viewed in light of the investment climate preceding and during the recent six-month period. During the last several months of 1998, U.S. Treasury securities performed exceptionally well compared to other fixed income instruments. At that time, investors feared the global impact of the Asian crisis, and sought the safest and most liquid investments available, thereby driving the prices of Treasuries to historically high levels compared to other types of bonds. Those fears eased during November and December after a cut in interest rates by the Federal Reserve Board renewed investors' faith in the continued strength in the U.S. economy. As a result, Treasury prices started falling toward more historically typical levels. Still, at the beginning of 1999, Treasuries were selling at relatively high prices compared to higher yielding instruments, including the mortgage-backed and corporate securities in which the Fund may invest a portion of its assets.
         During the first few months of 1999, evidence mounted that the U.S. economy was continuing to grow, driven by high levels of consumer confidence and demand for products. The economy's unexpectedly robust growth created a problematic environment for most fixed income investments. Ever sensitive to interest rates, bonds respond negatively to the slightest hint of inflation. Accordingly, most bond prices fell sharply during the first quarter of 1999. However, as investors continued to shift their focus away from Treasuries toward sectors offering greater yields, instruments such as high yield corporate bonds remained relatively strong.
         In light of this shift of investor sentiments, we began increasing the Portfolio's exposure to mortgage-backed securities in late 1998, and continued to do so throughout this year. Typically, mortgage-backed securities offered higher yields than Treasury bonds. In addition, we added a small number of high-grade, investment quality corporate bonds to the portfolio. These investments performed relatively strong during the period, helping to cushion the impact of declines among Treasury securities with little added risk.
         We also took steps to actively manage the portfolio's duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The shorter a portfolio's average duration, the better it is likely to perform in an environment of rising interest rates. By slightly shortening the Fund's average duration, we positioned it to better withstand growing concerns that the U.S. economy might overheat. These concerns were heightened by the Federal Reserve Board's announcement in late May that it was leaning toward a tighter monetary policy, and was therefore more inclined to raise interest rates later in the year.



The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2                        Government Securities Portfolio

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Panorama Series Fund, Inc.--Government Securities Portfolio
--------------------------------------------------------------------------------

================================================================================
Looking ahead, we believe that the rate of U.S. economic growth is likely to slow during the remainder of 1999, providing a more hospitable environment for bonds. We also believe that, despite recent declines in the prices of Treasury bonds, their prices remain somewhat elevated by historical standards when compared to the prices of higher yielding fixed income instruments. Therefore, we expect that Treasury prices will continue to fall relative to other bonds, though for how long and to what degree will depend on the market's reaction to a wide range of economic developments. Accordingly, we will continue to seek to meet our goal of providing an attractive, steady yield. At the same time, we will closely monitor developments to determine how best to minimize risks and volatility in an ever changing economic environment.
         As always, we appreciate the trust you have placed in us. We will continue to pursue the Portfolio's stated investment objectives so that Panorama Series Fund, Inc.--Government Securities Portfolio remains an effective instrument in helping you meet your financial goals...part of The Right Way to Invest.


                        Government Securities Portfolio                        3

--------------------------------------------------------------------------------
Statement of Investments  June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 Principal          Market Value
                                                                                                 Amount             Note 1
================================================================================================================================

Mortgage-Backed Obligations--23.5%
================================================================================================================================
Government Agency--23.5%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--9.6%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, 10.50%, 10/1/20                                 $   97,099          $   104,555
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 2/1/09-8/1/28                                             1,881,262            1,822,369
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.50%, 9/1/22                                                      200,310              202,626
                                                                                                                     -----------
                                                                                                                       2,129,550
--------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--13.9%
Government National Mortgage Assn.:
6.50%, 7/15/28                                                                                    1,145,285            1,102,246
7%, 10/15/23-3/15/26                                                                              1,988,223            1,967,796
                                                                                                                     -----------
                                                                                                                       3,070,042
                                                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $5,321,287)                                                                    5,199,592

================================================================================================================================
U.S. Government Obligations--52.6%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16(1)                                                           2,175,000            2,445,516
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.125%, 8/15/19                                                                500,000              602,656
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 9.25%, 2/15/16                                                               1,200,000            1,560,000
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 8/15/03                                                                  500,000              500,157
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.25%, 8/15/04                                                                2,700,000            2,868,750
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.50%, 11/15/01-2/15/05                                                         905,000              960,553
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.875%, 11/15/04                                                              2,255,000            2,462,884
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 8.50%, 2/15/00                                                                  200,000              204,125
                                                                                                                     -----------
Total U.S. Government Obligations (Cost $11,300,993)                                                                  11,604,641

================================================================================================================================
Short-Term Notes--18.6%(2)
--------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 6.37%, 9/1/00                                         1,000,000            1,008,750
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.60%, 7/1/99                                                               600,000              600,000
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates, 7.125%, 7/21/99                       1,000,000            1,000,901
--------------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority, 4.88%, 7/20/99                                                        1,500,000            1,496,137
                                                                                                                     -----------
Total Short-Term Notes (Cost $4,144,187)                                                                               4,105,788

================================================================================================================================
Repurchase Agreements--4.1%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 4.80%, dated 6/30/99, to be repurchased at $900,120 on 7/1/99, collateralized by U.S. Treasury Nts.,
4.625%-9.25%, 11/30/00-2/15/16, with a value of $920,144 (Cost $900,000)                            900,000              900,000

--------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $21,666,467)                                                         98.8%          21,810,021
--------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                         1.2              262,234
                                                                                                  ---------          -----------
Net Assets                                                                                            100.0%         $22,072,255
                                                                                                  =========          ===========

1. Securities with an aggregate market value of $44,700 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

4                    Government Securities Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

========================================================================================================
Assets
Investments, at value (cost $21,666,467)--see accompanying statement                         $21,810,021
--------------------------------------------------------------------------------------------------------
Cash                                                                                              20,358
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                  293,080
Daily variation on futures contracts--Note 5                                                      12,250
Shares of capital stock sold                                                                       4,306
Investments sold                                                                                   4,049
                                                                                             -----------
Total assets                                                                                  22,144,064
========================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                                  60,292
Shareholder reports                                                                                6,110
Legal, auditing and other professional fees                                                        4,535
Custodian fees                                                                                       320
Transfer and shareholder servicing agent fees                                                        180
Other                                                                                                372
                                                                                             -----------
Total liabilities                                                                                 71,809
========================================================================================================
Net Assets                                                                                   $22,072,255
                                                                                             ===========

========================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                         $    21,135
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    22,025,172
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                              673,643
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                        (771,694)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                                        123,999
                                                                                             -----------
Net assets--applicable to 21,135,411 shares of capital stock outstanding                     $22,072,255
                                                                                             ===========

========================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                           $1.04

See accompanying Notes to Financial Statements.

                         Government Securities Portfolio              5

--------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

==================================================================================================
Investment Income
Interest                                                                               $   755,858

==================================================================================================
Expenses
Management fees--Note 4                                                                     62,319
--------------------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                              7,503
--------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                  3,510
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                          3,086
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                        1,050
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                    750
--------------------------------------------------------------------------------------------------
Insurance expenses                                                                             626
--------------------------------------------------------------------------------------------------
Directors' compensation                                                                        625
--------------------------------------------------------------------------------------------------
Other                                                                                          735
                                                                                       -----------
Total expenses                                                                              80,204
Less expenses paid indirectly--Note 1                                                         (751)
                                                                                       -----------
Net expenses                                                                                79,453

==================================================================================================
Net Investment Income                                                                      676,405

==================================================================================================
Realized and Unrealized Loss
Net realized loss on:
Investments                                                                                 (3,352)
Closing of futures contracts                                                              (158,952)
                                                                                       -----------
Net realized loss                                                                         (162,304)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                    (1,116,075)
                                                                                       -----------
Net realized and unrealized loss                                                        (1,278,379)

==================================================================================================
Net Decrease in Net Assets Resulting from Operations                                   $  (601,974)
                                                                                       ===========

See accompanying Notes to Financial Statements.


6                        Government Securities Portfolio

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Six Months Ended     Year Ended
                                                                                                June 30, 1999        December 31,
                                                                                               (Unaudited)           1998
================================================================================================================================
Operations
Net investment income                                                                           $   676,405          $ 1,356,876
--------------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                  (162,304)            (140,127)
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                            (1,116,075)             627,658
                                                                                                ------------         -----------
Net increase (decrease) in net assets resulting from operations                                    (601,974)           1,844,407

================================================================================================================================
Dividends to Shareholders
Dividends from net investment income                                                             (1,340,571)          (1,367,579)

================================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions--Note 2            (908,079)             727,031

===============================================================================-================================================
Net Assets
Total increase (decrease)                                                                        (2,850,624)           1,203,859
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                              24,922,879           23,719,020
                                                                                                -----------          -----------
End of period (including undistributed net investment income of $673,643
and $1,337,809, respectively)                                                                   $22,072,255          $24,922,879
                                                                                                ===========          ===========

See accompanying Notes to Financial Statements.


                         Government Securities Portfolio                   7

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                      Six Months
                                                      Ended
                                                      June 30,1999   Year Ended December 31,
                                                      (Unaudited)    1998         1997          1996(1)       1995        1994
=================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $1.13          $1.11        $1.09         $1.07         $0.95       $1.06
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .03            .06          .07           .07           .06         .06
Net realized and unrealized gain (loss)                  (.06)           .03          .02          (.05)          .12        (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations           (.03)           .09          .09           .02           .18        (.05)
---------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                     (.06)          (.07)        (.07)           --(2)       (.06)       (.06)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                          (.06)          (.07)        (.07)           --          (.06)       (.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.04          $1.13        $1.11         $1.09         $1.07       $0.95
                                                        =====          =====        =====         =====         =====       =====

=================================================================================================================================
Total Return, at Net Asset Value(3)                     (2.67)%         8.14%        8.82%         1.93%        18.91%      (4.89)%
=================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $22,072        $24,923      $23,719       $23,236       $24,309     $18,784
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $23,922        $24,044      $23,034       $23,880       $23,157(4)  $17,589(4)
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                    5.70%          5.64%        5.96%         6.11%         6.08%       6.04%
Expenses(6)                                              0.67%          0.68%        0.67%         0.62%         0.71%       0.85%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                  0%            43%           0%            6%           55%        102%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


See accompanying Notes to Financial Statements.



8                           Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily in U.S. government securities and U.S. government-related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $526,000, which expires between 2002 and 2006.
--------------------------------------------------------------------------------
Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                        Government Securities Portfolio                        9

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                       Six Months Ended June 30, 1999            Year Ended December 31, 1998
                                                       -----------------------------------       -------------------------------
                                                       Shares               Amount               Shares             Amount
------------------------------------------------------------------------------------------       -------------------------------
Sold                                                    1,087,607           $ 1,196,468          4,843,177           $ 5,379,324
Dividends reinvested                                    1,264,690             1,340,572          1,290,169             1,367,579
Redeemed                                               (3,230,891)           (3,445,119)        (5,441,013)           (6,019,872)
                                                       ----------           -----------         ----------           -----------
Net increase (decrease)                                  (878,594)          $  (908,079)           692,333           $   727,031
                                                       ==========           ===========         ==========           ===========

================================================================================
3. Unrealized Gains and Losses on Securities
As of June 30, 1999, net unrealized appreciation on investments of $143,554 was composed of gross appreciation of $422,623 and gross depreciation of $279,069.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.525% of the first $300 million of average daily net assets of the Fund, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the six months ended June 30, 1999, was 0.53% of average annual net assets.
         The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

10                        Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 1999, the Fund had outstanding futures contracts as follows:

                                                         Expiration         Number of           Valuation as of     Unrealized
Contract Description                                     Date               Contracts           June 30, 1999       Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 20 yr.                              9/21/99            14                  $1,622,688               $19,555
                                                                                                                         =======



                       Government Securities Portfolio                        11

--------------------------------------------------------------------------------
Government Securities Portfolio
--------------------------------------------------------------------------------
A Series of Panorama Series Fund, Inc.

================================================================================================================================
Officers and Directors                  James C. Swain, Chairman of the Board of Directors
                                        Bridget A. Macaskill, President
                                        Robert G. Avis, Director
                                        William A. Baker, Director
                                        Jon S. Fossel, Director
                                        Sam Freedman, Director
                                        Raymond J. Kalinowski, Director
                                        C. Howard Kast, Director
                                        Robert M. Kirchner, Director
                                        Ned M. Steel, Director
                                        Peter M. Antos, Vice President
                                        John S. Kowalik, Vice President
                                        Stephen F. Libera, Vice President
                                        David P. Negri, Vice President
                                        Michael C. Strathearn, Vice President
                                        Kenneth B. White, Vice President
                                        Arthur J. Zimmer, Vice President
                                        Andrew J. Donohue, Vice President and Secretary
                                        Brian W. Wixted, Treasurer
                                        Robert G. Zack, Assistant Secretary
                                        Robert J. Bishop, Assistant Treasurer
                                        Scott T. Farrar, Assistant Treasurer

================================================================================================================================
Investment Advisor                      OppenheimerFunds, Inc.

================================================================================================================================
Transfer Agent                          OppenheimerFunds Services

================================================================================================================================
Custodian of Portfolio Securities       The Bank of New York

================================================================================================================================
Independent Auditors                    Deloitte & Touche LLP

================================================================================================================================
Legal Counsel                           Myer, Swanson, Adams & Wolf, P.C.


                                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                                        This is a copy of a report to shareholders of Government Securities Portfolio. This report must be preceded or accompanied by a Prospectus of Government Securities
                                        Portfolio. For material information concerning the Fund, see the Prospectus.

                                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12                    Government Securities Portfolio